UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

______________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 15, 2024

KADANT INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-11406	52-1762325
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Technology Park Drive
Westford, Massachusetts 01886
(Address of principal executive offices, including zip code)

(978) 776-2000
Registrant's telephone number, including area code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	KAI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

KADANT INC.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 15, 2024, Kadant Inc. (the Company) held its 2024 annual meeting of stockholders (2024 annual meeting). At the meeting, the Company's stockholders voted on the following proposals:

1.	The stockholders elected two nominees, Ms. Erin L. Russell and Ms. Rebecca Martinez O'Mara, to the class of directors whose three-year term expires at the Company's annual meeting of stockholders in 2027. The stockholders cast 8,745,438 shares in favor and 2,011,111 shares against Ms. Russell's election. In addition, 2,415 shares abstained and 366,986 broker non-votes were recorded, which had no effect on the outcome of the vote. The stockholders cast 9,183,104 shares in favor and 1,573,432 shares against Ms. O'Mara's election. In addition, 2,428 shares abstained and 366,986 broker non-votes were recorded, which had no effect on the outcome of the vote.

2.	The stockholders approved a non-binding advisory resolution on the executive compensation of the Company’s named executive officers. The stockholders cast 10,342,039 shares in favor and 410,410 shares against this proposal. In addition, 6,515 shares abstained and 366,986 broker non-votes were recorded, which had no effect on the outcome of the vote.

3.	The stockholders approved an amendment to the Company's amended and restated 2006 equity incentive plan, as amended, to extend the plan's term by 10 years from the date of the 2024 annual meeting. The stockholders cast 10,495,891 shares in favor and 256,976 shares against this proposal. In addition, 6,097 shares abstained and 366,986 broker non-votes were recorded, which had no effect on the outcome of the vote.

4.	The stockholders approved a grant of such number of restricted stock units determined by dividing $170,000 by the grant date fair value per share of the Company's common stock based on the closing price on the day of grant, which was the date of the 2024 annual meeting, calculated in accordance with Accounting Standards Codification 718, Compensation-Stock Compensation, to the Company's non-employee directors under the Company's amended and restated 2006 equity incentive plan, as amended. The stockholders cast 10,718,075 shares in favor and 32,098 shares against this proposal. In addition, 8,791 shares abstained and 366,986 broker non-votes were recorded, which had no effect on the outcome of the vote.

5.	The stockholders ratified the selection of KPMG LLP as the Company’s independent registered accounting firm for the 2024 fiscal year. The stockholders cast 11,017,598 shares in favor and 105,272 shares against this proposal. In addition, 3,080 shares abstained, which had no effect on the outcome of the vote.

KADANT INC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KADANT INC.

Date: May 16, 2024	By:	/s/ Michael J. McKenney
Michael J. McKenney Executive Vice President and Chief Financial Officer